World Surveillance Group Inc.

World Surveillance Group Inc.
2011 Annual Shareholders Meeting
July 26, 2011





World Surveillance Group Inc.

WSGI Now and Then

WSGI (now)	Old Company (before current management)
$2.4MM raised in private placements since June 2010	Technical insolvency
SEC lawsuit settled; Company in complete SEC compliance	SEC lawsuit pending
One IRS issue resolved; remaining in process of resolution	Multiple outstanding IRS issues; threatened tax liens and garnishments
Under 15 risk/litigious issues pending (all relate to issues prior to June 2010)	Over 70 risk/litigious issues pending
Multi-product offering resulting from acquisition of GTC; airship being tested	Single product concept with no commercial product available
First U.S. Government - related contract; additional pipeline	No contracts in the pipeline
R&D and product construction in U.S.	No U.S. R&D or manufacturing capability
U.S. patent application on airship	No patented intellectual property in the U.S.
Debt reduced to approximately $15MM; implementing plan for further reductions	Debt exceeding $20MM
Experienced, committed management team	Revolving management door
Implementation of extensive corporate governance procedures	Virtually no corporate governance procedures

World Surveillance Group Inc.

WSGI's Path Forward

- Successful Argus One testing at Yuma
- U.S. Government and Government – related contracts
- Expansion of GTC business to commercial customers
- Growth organically and through strategic acquisitions
- Strengthen and expand partner relationships
- Broaden our product offerings through continued U.S. based R&D
- Develop intellectual property portfolio
- Improve balance sheet / debt position
- Achieve profitability
- Continue to resolve legacy issues
- Potential move to NASDAQ / AMEX

World Surveillance Group Inc.

Airship Operations – WSGI Corp.

WSGI Airship Product Roadmap

Near - Term:

Department of Defense sponsored test flights at Yuma, Arizona – WSGI in conjunction with the DoD is planning on testing and demonstrating its Argus One UAV in Q3 2011 at the U.S. Army's proving ground facilities at Yuma. The testing and demonstration is being partially funded pursuant to a $200K firm fixed price contract from Space Florida. The Argus One airship is currently being readied by WSGI partners for its transportation to and testing at the Yuma facilities.

Mid - Term:

WSGI plans on beginning development shortly of our next generation Argus Two UAV, based on the same module airship design as Argus One, but which is expected to be nearly twice the size and have the ability to carry heavier payloads for longer durations. We also are preparing and intend to test our SkySat UAV for customers wanting either a conventional design airship capable of carrying heavier payloads at higher altitudes or an aerostat.

Long - Term:

WSGI's ultimate goal is to develop a Stratellite Near Space UAV platform for high altitude, long endurance applications. We expect the UAV to be based on the same module design as our Argus One and Argus Two, but this airship will be designed to fly above the jet stream into the lower stratosphere (55,000 - 65,000 feet) for significantly longer durations.

Airship Generation



- Argus One – 111 ft
- Mid altitude platform
- Adaptive body rigidness
- 10 - 20k ft operations
- Field of view – 300 mile diameter
- Low acquisition and operations cost
- 2-3 day dwell time on target or race track operations
- Constructed; successfully tested in Easton, MD
- Being prepared for testing and demonstration



- Argus Two ~ 200+ ft
- Mid altitude platform
- Adaptive body rigidness
- 20 - 45k ft operations
- Field of view – 400 mile diameter
- Low acquisition and operations cost
- 1 week dwell time on target or race track operations
- Planned delivery 2012



- Stratellite - ~ 400+ ft
- High altitude airship
- Adaptive body rigidness
- 60 – 65k ft operations
- Field of view - 625 mile diameter
- Recoverable platform
- 30 day dwell time on station
- Planned delivery 2013

Argus One Competitive Advantages

- Flexible, non rigid envelope allows for easy storage and transport to remote locations
- No need for large hangars or airport infrastructure due to ease of assembly
- Ability to tactically launch airship from remote areas with minimal ground infrastructure
- Ability to stay on station with module designed body, propulsion system and sensor operated rigidity stabilization system
- Low radar footprint with near stealth body
- Longer dwell/endurance than fixed wing aircraft

World Surveillance Group Inc.

WSGI Potential Market

- U.S. military UAV market expected to exceed $62 billion over the next five years, with annual spending to surpass $12.7 billion by 2015[1]
- More than 9,000 UAVs are expected to be purchased over the next 10 years by the U.S. military[1]
- Over $2 billion in lighter-than-air contracts from DoD have been issued
- These market numbers do not include demand from other U.S. governmental agencies (such as Homeland Security, DEA, FEMA), international customers or commercial use, making the potential market for WSGI's UAVs significantly larger


U.S. Military UAV Market $62 Billion over 2010-2015
CAGR 10%
2010
2011
2012
2013
2014
2015

[1]Source: Market Research Media Ltd

World Surveillance Group Inc.

WSGI Potential Customers and Applications

Government:

- International, Federal, State and Local governments; US and foreign government agencies, including DoD, DEA, Homeland Security, Customs, FEMA
  - Military
  - Intelligence, Reconnaissance, and Surveillance (ISR)
  - Border monitoring
  - Drug enforcement
  - High value asset tracking and monitoring

Commercial Applications:

- Mobile communications system
- ISR platform
- Natural disaster infrastructure
- Nautical tracking
- Oil and gas pipeline monitoring
- Fleet vehicle diagnostic, maintenance, fuel theft, tracking
- Fleet generator operation diagnostic tracking
- Power grid infrastructure management
- Solar power infrastructure management
- Local vegetation production facility monitoring
- Oil exploration

World Surveillance Group Inc.

WSGI / GTC Synergies

- A portable GTC applique could be flown in the pod bay of a WSGI UAV to provide ground station capabilities in remote areas where no other ground station exists or where coverage is unreliable
- GTC equipment could be flown on a WSGI UAV to provide an aerial satellite replacement capable of providing an entire telecommunications platform in areas struck by natural disaster or countries lacking infrastructure
- Complete "turn key" solutions may be provided to customers rather than selling single components
- Similar customer base allows for joint approach and cross-selling
- Rapidly growing commercial markets are a "sweet spot" for GTC and WSGI products
- Opportunities for product diversification and expansion
- Ability to create an effective, streamlined design and commercialization process ensuring high quality products and a swift time-to-market due to shared partnerships with key suppliers, integrators and network providers
- Minimize fixed operating expenses

World Surveillance Group Inc.

Global Telesat Corp. - Satellite Tracking Services

Global Telesat Corp. (GTC) was formed in 2003 to address the U.S. government's requirement for highly specialized tracking and surveillance technology in Iraq. GTC purchased signal receipt and processing hardware, known as an applique, and then negotiated the installation of this applique in Globalstar Inc.'s ground station located in Turkey. Since then, GTC has purchased additional appliques and its equipment now provides tracking services across Europe, Russia and parts of Australia, Asia, the Middle East and South America.

GTC's equipment allows Globalstar to offer its simplex tracking service and SPOT tracking devices. These are small and cost effective solutions for receiving and processing data from remote locations and are used in applications such as tracking vehicles or asset shipments, monitoring unattended remote assets or mobile security. Without GTC's hardware, transmissions from tracking devices could not be processed and forwarded to their end user.

World Surveillance Group Inc.

GTC Operations

- Construct satellite ground stations for government - related entities
- Globalstar satellite tracking and monitoring services
- Commercial sale of airtime and messaging through free Globalstar airtime
- Hardware (tracking device) sales
- Reseller of satellite telecommunications services

World Surveillance Group Inc.

GTC Product Roadmap

Near - Term:

GTC is currently in discussions regarding high-value contracts with agencies of the U.S. government for the construction of satellite ground stations outside of the U.S. GTC expects future U.S. government related contracts but is also focused on the increasing commercial, worldwide market for satellite-based tracking products and services. GTC intends to diversify its customer base to be less reliant on U.S. government business and to take full advantage of the increasing consumer demand by offering a range of products (both hardware and services) to the global market.

Mid - Term:

GTC has contractual permission from Globalstar to build up to another five satellite ground stations anywhere in the world. GTC can either construct these ground stations on behalf of itself, government entities or commercial customers. If GTC constructed its own ground station, the cost of construction would be approximately $3M - $4M million but the related potential revenue generated could be significant over a 20+ year period, based on Globalstar allowing GTC service on a large number of devices for ground stations it uses (which would need to be separately negotiated with Globalstar).

Long - Term:

GTC's ultimate goal is to establish partnerships where GTC acts as a voice and data provider that owns its own ground station networks, effectively operating as a satellite-based telecom company without any capital investment in cell-towers, fiber, or satellite networks.

World Surveillance Group Inc.

Appliques and Ground Stations

Existing Appliques:

- Novosibirsk, Russia
- Meekathara, Australia
- Yeo Ju, Korea
- Los Velasquez, Venezuela
- Lurin, Peru
- San Martin, Mexico
- Ogulbey, Turkey
- Djibouti (existing)
- R&D, Easton


GTC appliques currently in use
Proposed sites for the future GTC ground stations

World Surveillance Group Inc.

Forward Looking Statements

Certain information and statements in this presentation constitute forward-looking statements, including without limitation, all information on page 6. Words such as forecast, project, intend, expect, should, would, could, may, will, anticipates, believes, plans and other similar expressions and all statements which are not historical facts are considered forward-looking statements or information. These statements are based on WSGI's current expectations, estimates, forecasts and projections about, among other things, the development and capabilities of its products, the operating environment, economies and markets in which the Company operates and the benefits and synergies of the joint WSGI-GTC entity. These forward-looking statements involve and are subject to important known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict, any of which could cause the Company to not achieve some or all of its goals or the Company's previously reported actual results and performance (finance or operating) to change or differ from future results, performance (financing and operating) or achievements, including those expressed or implied by such forward-looking statements. The Company assumes no, and hereby disclaims any, obligation to update the forward – looking statements or information contained herein.

For additional information with respect to risks and other factors which could occur, see the Company's Registration Statement on Form S-1, the Annual Report on Form 10-K, the Quarterly Reports on Form 10-Q and the other securities filings of the Company with the SEC. The Company assumes no, and hereby disclaims any, intention or obligation to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise.